SCO-SUMSUP-1 020314

Summary Prospectus Supplement dated February 3, 2014

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, B, C, R, Y, and R5 shares of the Fund listed below:

Invesco Select Companies Fund

Effective as of the open of business on March 5, 2014, the Fund will close to all investors, other than Employer Sponsored Retirement and Benefit Plans already invested in the Fund, which may continue to make additional purchases of Fund shares and open new accounts for participants in these plans.

SCO-SUMSUP-1 020314